Exhibit 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that to his knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “Form 10-Q”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2024

/s/ Steve Henry
Steve Henry President of the Paper & Packaging business of Domtar